UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2004

Western Ohio Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-24120	31-1403116
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

28 East Main Street, Springfield, Ohio 45501-0509
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 325-4683

Item 5. Other Events.

     On January 15, 2004, Western Ohio Financial Corporation issued a news release announcing that a dividend had been declared and announcing earnings for the period ended December 31, 2003. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference. On March 5, 2004, Western Ohio Financial Corporation issued a corrective news release stating “There was a correction to its fourth quarter and full year earnings for 2003, originally announced on January 15, 2004.” The corrective release is attached as Exhibit 99.2 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibit is furnished with this report.

99.1 Press Release of Western Ohio Financial Corporation, dated January 15, 2004.

99.2 Corrective Press Release of Western Ohio Financial Corporation, dated March 5, 2004.

Item 12. Results of Operations and Financial Condition.

     On January 15, 2004, Western Ohio Financial Corporation issued a news release announcing its financial results for the quarter and year ended December 31, 2003. The news release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference. On March 5, 2004, Western Ohio Financial Corporation issued a corrective news release stating “There was a correction to its fourth quarter and full year earnings for 2003, originally announced on January 15, 2004. The corrective release is attached as Exhibit 99.2 to this report and is incorporated into this Item 5 by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2004

WESTERN OHIO FINANCIAL CORPORATION

By:	/s/ John W. Raisbeck John W. Raisbeck President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description of Exhibit
99.1	Press Release of Western Ohio Financial Corporation, dated January 15, 2004.
99.2	Corrective Press Release of Western Ohio Financial Corporation, dated March 5, 2004.